Exhibit 99.8

Perot Systems Paul Gribik

California Market Structure California energy "market" for 1/1/98 is complex A progression of forward and spot markets Day-ahead Hour-ahead Real-time Separate markets for different commodities Multiple forward energy markets (PX and SCs) Forward transmission market (ISO) Multiple ancillary services markets (ISO or self-provision) Single real-time imbalance energy market (ISO) The separate markets interact in complex ways

Winning in California Markets What strategies will help you prosper in the California market structure on 1/1/98? Often heard "folk" wisdom: "Bid your true costs and you will maximize your profits" How did this folk wisdom arise? Is it true?

Underlying Economic Theory Each individual market is based on a simple supply/demand economic model Operate at intersection of supply and demand curves Socially optimal production and use Market clearing price Price $/MWh Quantity MWh Demand Curve Supply Curve P* Q*

Auction Theory Socially optimal production and efficient prices result if producers & consumers bid true supply and demand curves How do you get parties to bid their true costs? Auction theory Parties bid true supply and demand curves when Each party is small compared to the market Market is run once (or infrequently)

Reality vs. Economic Theory Supply and demand curves are not nice smooth functions Start-up costs Uncertainty Protocols governing several of the interacting California markets have holes Some markets will not clear and may be unstable The real-time imbalance energy market is poorly designed Coupling from hour to hour ignored Prices can be "gamed"

Reality vs. Auction Theory Simple auction model ignores important features Locational market power due to transmission Frequently repeated markets Interacting markets Energy Reserves Cooperative behavior among participants Expect the parties to bid strategically to take advantage of deviations from theory

Strategic Decisions in California Decide which forward energy market to use PX or another Scheduling Coordinator Decide how to use resources Bid capacity in one market and withhold in others Energy market vs. reserves markets Hour-ahead vs. day-ahead vs. real-time Tactical decisions Adjust bid prices Negotiate side deals Contracts for differences

Steps in Developing Strategies Expert analysis Review of business protocols Review of competitor characteristics Identify potential strategies based on experience Analytical tools Test possible strategies against computer Test possible strategies against user specified counter strategies War gaming Red team, blue team competition Analytical tools provide playing field

Analysis of Protocols Gaps in the protocols provide Opportunities for increased profits Chance for other players to damage your position Analyze protocols Find leverage points you can use Find ways to protect against actions of others Develop potential "raw" strategies Prioritize for detailed investigation

Development of Practical Strategies Analysis provides the foundation Analysis of protocols Analysis of competitors Gives start for the development of usable strategies Development of practical strategies requires detailed simulation of market operations Impact of your actions Impact of competitors' actions

Analytical Business Model Detailed computational business model of the California markets is required Model protocols and market operation in detail Strike a balance among modeling detail computational resources needed available market information Game theoretic model with multiple participants Must accept a wide range of possible strategies and evaluate the outcomes

Developing Strategies Develop strategies that allow you to operate within the protocols and increase its profits Workable strategies Do not require unrealizable precision in forecasts Position you to take advantage of opportunities to increase profits when they arise Limit losses if conditions differ from expected Examine the range of strategies that others may use to increase their profits Develop counter strategies that limit their detrimental impact on you

Changing Protocols ISO/PX will recognize holes as they operate Revise protocols and systems to close the holes Time lag between recognizing and closing holes Window of opportunity in which you can increase profits or in which other players can damage you Closing one hole may open others Market rules will be fluid for a while ISO/PX will be pressured to provide new services and capabilities Long-term tradable transmission rights

Ongoing Process Strategy development is not static Protocols evolve Competitors learn new strategies You must have an ongoing effort Monitor operation of market Monitor actions of competitors Revise your strategies to keep pace

Our Capabilities Our qualifications are unique We know the protocols Assisted WEPEX in developing the protocols that govern forward transmission and energy markets Assisting the PX in developing its protocols We know the actual ISO systems We are part of ISO Alliance building the ISO's systems Know the "warts" as well as the theory We have business experience Aided East Midlands Electricity adapt to deregulation People with wide range of utility and energy experience

Project Tasks & Deliverables Phase I Review PX and ISO protocols and business opportunities DELIVERABLE: Documented strategies Implement reduced scale PX/ISO operational model (CPXIO) DELIVERABLE: Working version of CPXISO Incorporate strategies into system DELIVERABLE: Working HYPERSENS subsystem Adapt PAC's short term load forecast (SLF) model for CA energy market DELIVERABLE: Existing system with SLF integration Develop interfaces between CIGMOD and CPXISO DELIVERABLE: Existing system site tested interface Add utility's proprietary data Calibrate CIGMOD/CPXISO model to California and utility's behavior DELIVERABLE: Existing model with tested simulation of all relevant companies Test model with utility staff and update algorithms / interface DELIVERABLE: Staff training and system with enhanced interface Test model & strategies in real conditions DELIVERABLE: Fully functional system except for real-time PX/ISO analysis 17

Project Tasks and Deliverables Phase II Integration of California's market data into CIGMOD/CPXISO model Implement AI/statistical code into CIGMOD/CPXISO model Interface to real-time systems Develop portfolio rules Initial testing and training of staff Market dry runs 18

Project Tasks and Deliverables Phase III Monitor early use and fine tuning of market strategies and addition of new AI based strategies Develop benchmark saving protocols and models Ongoing support of staff 19

What We Can Offer Business requirements definition Program management Delivery accountability On-going service support Service delivery options Joint project team Turn-key project Provide "as service" 20

Example of Gap in Protocols: Real Time Balancing Energy Overview of real-time balancing operations If additional energy is needed, increment least expensive available resources Ex-post price set by most expensive unit incremented If less energy is needed, decrement most expensive available resources Ex-post price set by least expensive unit backed down All available resources are not re-dispatched to minimize costs Ex-post price is not the price that clears the market May affect bidding strategies

Simple Example... PX schedules in forward market 10,000 MWh in an hour SC1 schedules in forward market 6,100 MWh in an hour However, expects its load will be only 5,000 MWh Expects that PX under forecasts its load by 1,000 MWh Real-time balancing energy bids PX: -5,000 MWh to 5,000 MWh @ $Y/kWh SC1: -1,200 MWh to 0 MWh @ $X/kWh X is a large number (X>>Y)

....Simple Example Suppose that SC1 was right Actual loads in the hour in real time PX: 11,000 MWh SC1: 5,000 MWh Scheduled generation exceeds load by 100 MWh ISO actions Backs down SC1's generation by 100 MWh Sets ex-post price to $X/MWh Results SC1 sells 1,000 MWh to PX for $X million SC1 can set X as large as it likes

Taking Advantage of the Gap The example shows a gap in the imbalance energy market The strategy outlined is not practical Practical strategies can be developed to take advantage of the gap Devise bids that allow you to take advantage of the gap when conditions are right Other gaps in the protocols allow you to develop responses that protect your position if conditions deviate from forecast